Exhibit (h)(8)

AB ACTIVE ETFs, INC.

66 Hudson Boulevard East

New York, NY 10001

September 16, 2025

STATE STREET BANK AND TRUST COMPANY

John Adams Building

1776 Heritage Drive

North Quincy, Massachusetts 02171

Attention: Steve Bagley

Telephone: 617-537-3333

with a copy to:

STATE STREET BANK AND TRUST COMPANY

State Street Bank and Trust Company

1 Congress Street, Suite 1

Boston, MA 02114-2016

Attention: Senior Vice President and Senior Managing Counsel

Re: AB ACTIVE ETFs, INC. (the “Fund’)

Ladies and Gentlemen:

Please be advised that the undersigned Fund has established new portfolio series known as AB International Growth ETF (the “Portfolio”).

In accordance with Section I, Appointment of Administrator provision, of the Administration Agreement dated as of August 8, 2022, as amended, modified, or supplemented from time to time (the “Agreement”), by and between AB Active ETFs, Inc. and State Street Bank and Trust Company (“State Street”), the undersigned Fund hereby requests that State Street act as Administrator for the new Portfolio under the terms of the Agreement, and that Schedule A to the Agreement be hereby amended and restated as set forth on Exhibit A attached hereto. Further, the undersigned Fund hereby requests that State Street as Administrator render services to the new Portfolio in accordance with Schedule B6 to the Agreement, and that Annex I to Schedule B6 be hereby amended and restated as set forth on Exhibit B attached hereto. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Fund.

Sincerely,
By:	/s/ Stephen Woetzel
Name: Stephen Woetzel
Title: Fund Treasurer, Duly Authorized

Agreed and Accepted:
STATE STREET BANK AND TRUST COMPANY

By:	/s/ Ellen Goldberg
Name: Ellen Goldberg
Title: Vice President, Duly Authorized
Effective Date: September 17, 2025

EXHIBIT A

ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Portfolios

AB Active ETFs, Inc.

AB Ultra Short Income ETF

AB Tax-Aware Short Duration Municipal ETF

AB Disruptors ETF

AB US High Dividend ETF

AB US Low Volatility Equity ETF

AB High Yield ETF

AB US Large Cap Strategic Equities ETF

AB Conservative Buffer ETF

AB Core Plus Bond ETF

AB Corporate Bond ETF

AB Tax-Aware Intermediate Municipal ETF

AB Tax-Aware Long Municipal ETF

AB Short Duration Income ETF

AB Short Duration High Yield ETF

AB International Low Volatility Equity ETF

AB International Buffer ETF

AB Moderate Buffer ETF

AB Emerging Markets Opportunities ETF

AB International Growth ETF

EXHIBIT B

ANNEX I

AB Active ETFs, Inc.

Further to the Amendment to the Administration Agreement dated as of August 8, 2022 between AB Active ETFs, Inc. (the “Company”) and State Street Bank and Trust Company (the “Administrator”), the Company and the Administrator mutually agree to update this Annex I by adding Portfolio as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services
AB Active ETFs, Inc.	Service Type Standard N - PORT and N -CEN Reporting Solution (Data and Filing)
AB Ultra Short Income ETF	Monthly
AB Tax-Aware Short Duration Municipal ETF	Monthly
AB Disruptors ETF	Monthly
AB US High Dividend ETF	Monthly
AB US Low Volatility Equity ETF	Monthly
AB High Yield ETF	Monthly
AB US Large Cap Strategic Equities ETF	Monthly
AB US Large Cap Strategic Equities ETF	Monthly
AB Conservative Buffer ETF	Monthly
AB Core Plus Bond ETF	Monthly
AB Corporate Bond ETF	Monthly
AB Tax-Aware Intermediate Municipal ETF	Monthly
AB Short Duration Income ETF	Monthly
AB Short Duration High Yield ETF	Monthly
AB International Low Volatility Equity ETF	Monthly
AB International Buffer ETF	Monthly
AB Moderate Buffer ETF	Monthly
AB Emerging Markets Opportunities ETF	Monthly
AB International Growth ETF	Monthly

Form N-CEN Services

AB Active ETFs, Inc.

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

AB ACTIVE ETFs, INC.	STATE STREET BANK AND TRUST COMPANY

By: /s/ Stephen Woetzel	By: /s/ Ellen Goldberg
Name: Stephen Woetzel	Name: Ellen Goldberg
Title:	Title: Vice President
Address: 1345 Avenue of the Americas	Address: 1 Congress St.
New York, NY 10105	Boston, MA 02114
Date: September 17, 2025	Date: September 17, 2025